UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2017

KEYSIGHT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Fountaingrove Parkway
Santa Rosa, CA		95403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 829-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On April 18, 2017 (the “Closing Date”), Keysight Technologies, Inc., a Delaware corporation (“Keysight”), completed its acquisition of Ixia, a California corporation (“Ixia”), pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of January 30, 2017 (the “Merger Agreement”), by and among Keysight, Ixia and, by a joinder dated February 2, 2017, Keysight Acquisition, Inc., a California corporation and a wholly-owned subsidiary of Keysight (“Merger Sub”). On the Closing Date, pursuant to the Merger Agreement, Merger Sub merged with and into Ixia (the “Merger”), with Ixia surviving the Merger as a wholly-owned subsidiary of Keysight.

At the effective time of the Merger (the “Effective Time”), each share of Ixia common stock outstanding immediately prior to the Effective Time (other than, if any, shares owned by Keysight or Merger Sub, or by any subsidiary of Keysight, Merger Sub, or Ixia (except to the extent held on behalf of a third party)) was automatically cancelled and converted into the right to receive the merger consideration of $19.65 per share payable in cash (the “Merger Consideration”), without interest and less any applicable withholding taxes required by law.

As a result of the Merger, subject to the terms and conditions of the Merger Agreement, at the Effective Time, (A) each outstanding and unexercised Ixia stock option with an exercise price per share below the Merger Consideration, whether or not vested, was cancelled and converted into the right to receive a cash payment equal to the product of (a) the total number of shares of Ixia common stock subject to such cancelled Ixia stock option and (b) the excess of (i) the Merger Consideration over (ii) the exercise price per share of such option, without interest and less any tax withholding required by law, and each Ixia stock option with an exercise price per share equal to or greater than the Merger Consideration was cancelled and did not receive any Merger Consideration; (B) each outstanding Ixia restricted stock unit not subject to a performance-based vesting condition, whether or not vested, was cancelled and converted into the right to receive a cash payment equal to the Merger Consideration for each share of Ixia common stock underlying such restricted stock unit, without interest and less any applicable withholding taxes required by law; and (C) each outstanding Ixia restricted stock unit subject to a performance-based vesting condition immediately prior to the Effective Time became earned at the target performance level, and each such Ixia restricted stock unit was cancelled and converted into the right to receive a cash payment equal to the Merger Consideration for each share of Ixia common stock underlying such restricted stock unit, without interest and less any applicable withholding taxes required by law. Prior to the Effective Time, any amounts credited to the accounts of participants in Ixia’s employee stock purchase plan were used to purchase shares of Ixia common stock, and each such share was converted into the right to receive a cash payment equal to the Merger Consideration, without interest and less any applicable withholding taxes required by law.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Keysight’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 1, 2017, and is incorporated herein by reference.

The Merger Agreement contains representations and warranties made by the parties thereto. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement; (iii) may apply contractual standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on February 15, 2017, Keysight entered into a term credit agreement (the “Term Credit Agreement”), by and among Keysight, certain lenders party thereto and Goldman Sachs Bank USA, as administrative agent. The Term Credit Agreement provides for a three-year $400 million delayed draw senior unsecured term loan facility (the “Term Loan Facility”). The Term Loan Facility became available to Keysight upon the closing of the Merger, and on the Closing Date, Keysight borrowed an aggregate principal amount of $400 million under the Term Loan Facility to finance a portion of the aggregate merger consideration.

ITEM 7.01 Regulation FD Disclosure.

On April 18, 2017, Keysight and Ixia issued a joint press release announcing the closing of the Merger, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

ITEM 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Ixia that are required by this Item are substantially the same as those financial statements that were incorporated by reference as Exhibit 99.2 to Keysight’s Current Report on Form 8-K filed with the SEC on March 20, 2016. Accordingly, no additional audited consolidated financial statements of Ixia are required to be included herein.

(b) Pro Forma Financial Information

The pro forma financial information with respect to Ixia that is required by this Item is substantially the same as the pro forma information filed as Exhibit 99.1 to Keysight’s Current Report on Form 8-K filed with the SEC on March 20, 2016. Accordingly, no additional pro forma information with respect to Ixia is required to be included herein.

(d)	Exhibits

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of January 30, 2017, by and between Keysight Technologies, Inc. and Ixia (incorporated by reference to Exhibit 2.1 of Keysight Technologies, Inc.’s Current Report on Form 8-K, filed with the SEC on February 1, 2017).*

99.1	Joint Press Release, dated April 18, 2017.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Keysight agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

By:	/s/ Jeffrey K. Li
Name:	Jeffrey K. Li
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: April 18, 2017

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of January 30, 2017, by and between Keysight Technologies, Inc. and Ixia (incorporated by reference to Exhibit 2.1 of Keysight Technologies, Inc.’s Current Report on Form 8-K, filed with the SEC on February 1, 2017).*

99.1	Joint Press Release, dated April 18, 2017.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Keysight agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request